Note 16 - Income Taxes (Detail) - Deferred Tax Assets (USD $)	Sep. 30, 2012	Sep. 30, 2011
Net operating loss carry-forwards	$ 14,277,000	$ 13,671,000
Reserves for uncollectible receivables	44,000	124,000
Accrued but unpaid bonuses	91,000	437,000
Difference between book and tax amortization	608,000	158,000
Stock Based Compensation	436,000
Other temporary differences	97,000	283,000
Total deferred tax assets	15,553,000	14,673,000
Valuation allowance	(15,553,000)	(14,673,000)
Net deferred tax asset	$ 0	$ 0